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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) November 12, 2003

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                  1-13936                   52-1940834
           --------                  -------                   ----------
(State or other Jurisdiction of    (Commission                (IRS Employer
Incorporation or Organization)     File Number)             Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
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               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
                    (Registrant's Telephone Number, including
                                   Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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         Exhibit 99.1 Press Release dated November 12, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On November 12, 2003, BostonFed Bancorp, Inc., the holding company for Boston Federal Savings Bank and Broadway National Bank, announced that David F. Holland, President and CEO, will be speaking at approximately 3:05 P.M. on November 13, 2003 at the Sandler O'Neill & Partners Financial Services Conference in Palm Beach Gardens, Florida. The conference will be webcast at www.sandleroneill.com. The conference will also be available via audio conference at 800-239-8730. The press release announcing the speaking engagement of Mr. Holland and its website availability is filed as Exhibit 99.1 and incorporated herein by reference.


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                                 EXHIBIT INDEX

Exhibit 99.1      Press Release Dated November 12, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BOSTONFED BANCORP, INC.



Dated:  November 12, 2003               By:     /S/ John A. Simas
                                                -------------------------------
                                        Name:   John A. Simas
                                        Title:  Executive Vice President, Chief
                                                Financial Officer and Secretary